                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive proxy statement

     [ ] Definitive additional materials

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
               Continental Assurance Company Separate Account (B)
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                (Name of Registrant as Specified in Its Charter)
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)
                       CNA PLAZA, CHICAGO, ILLINOIS 60685

                               ------------------

                   NOTICE OF ANNUAL MEETING -- APRIL 20, 2001

TO THE PARTICIPANTS OF
  CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)

     You are hereby notified that, pursuant to the regulations for government of Continental Assurance Company Separate Account (B), the 2001 Annual Meeting of its Participants will be held in Room 305, CNA Plaza, 333 South Wabash Avenue, Chicago, Illinois, on April 20, 2001, at 10:30 A.M., Chicago Time, for the following purposes:

     (1) To elect five Committee Members;

     (2) To approve the continuation of the Investment Advisory Agreement with Continental Assurance Company;

     (3) To ratify the selection of Deloitte & Touche LLP as independent certified public accountants for Continental Assurance Company Separate Account (B) for the fiscal year ending December 31, 2001; and

     (4) To transact such other business as may properly come before the meeting.

     Only Participants of record at the close of business on both February 19, 2001 and on the date of the meeting are entitled to notice of and to vote at the meeting.

     It is important that as many Participants as practicable be represented at the meeting. Consequently, whether or not you expect to be present, you are requested to date and sign the enclosed Proxy and return it promptly.

                                            By Order of the Committee,

                                                 LYNNE GUGENHEIM
                                                 Secretary

February 28, 2001

                         CONTINENTAL ASSURANCE COMPANY
                              SEPARATE ACCOUNT (B)

                                   CNA PLAZA
                            CHICAGO, ILLINOIS 60685
                                 (800) 351-3001

                        ANNUAL MEETING -- APRIL 20, 2001

                                PROXY STATEMENT

     The accompanying Proxy is solicited on behalf of the Committee of Continental Assurance Company Separate Account (B) to be voted at the 2001 Annual Meeting of Participants (the "Annual Meeting") to be held on April 20, 2001, at 10:30 A.M., Chicago Time, in Room 305, CNA Plaza, 333 South Wabash Avenue, Chicago, Illinois, and at any and all adjournments thereof. PROXIES WILL BE VOTED AS SPECIFIED. HOWEVER, IF NO CONTRARY SPECIFICATIONS ARE MADE IN A PROXY, IT WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 HEREINAFTER SET FORTH. Abstentions are considered as shares present and entitled to vote and therefore have the same legal effect as a vote against a matter presented at the meeting. Each Proxy may be revoked at any time before its exercise by the execution of a subsequent Proxy and the delivery thereof to the Secretary of the Committee at the above address or by written notice to the Secretary of the Committee at the above address, and any Participant attending the meeting may vote in person whether or not he has previously executed a Proxy.

     This Proxy Statement and the Proxy were first sent to the Participants of Separate Account (B) on or about February 28, 2001. This solicitation is being made by use of the mails, but further solicitations may be made by mail, telephone, telecopier or personal interview. The cost of soliciting Proxies will be paid by the investment adviser to Separate Account (B), Continental Assurance Company ("CAC"), CNA Plaza, Chicago, Illinois 60685, as one of the items of expense for which CAC receives a monthly service fee (at the annual rate of 0.33% of the average daily net asset value of Separate Account (B)) from Separate Account (B) pursuant to CAC's Investment Advisory Agreement with Separate Account (B). See "Approval of the Continuation of the Investment Advisory Agreement with Continental Assurance Company".

     There are 7,458,771 votes eligible to be cast by the Participants. Each Participant who is a Participant on both February 19, 2001 (at the close of business) and on the date of the Annual Meeting is entitled to vote. A Participant is entitled to cast the number of votes equal to (1) if not retired, the number of accumulation units held by such Participant under the particular contract concerned, or (2) if retired, a number equal to the monetary value of the actuarial reserve maintained by CAC in Separate Account (B) for the annuity of that Participant divided by the monetary value of an accumulation unit.

     Separate Account (B)'s 2000 annual report is being mailed tegether with this proxy statement to Participants. Any Participant who desires additional copies may obtain them upon written request to the Secretary of the Committee at the above address.

PARTICIPANT PROPOSALS

     Participant proposals for inclusion in Proxy Material for the 2002 Annual Meeting of Participants should be addressed to the Secretary of the Committee at the above address, and must be received by November 1, 2001. If a Participant intends to present a proposal at the 2002 Annual Meeting of Participants but does not seek inclusion of that proposal in Separate Account (B)'s proxy statement for that meeting, the proxy holders for that meeting will be entitled to exercise discretionary authority on that proposal if Separate Account (B) has not received notice of the proposal by January 5, 2002. If notice of any such proposal is timely received, the proxy holders may exercise discretionary authority with respect to such proposal only to the extent permitted by the regulations of the Securities and Exchange Commission.

                       1.  ELECTION OF COMMITTEE MEMBERS

     The regulations for government of Separate Account (B) provide for a Committee of five members, to be elected annually by ballot at the Annual Meeting of Participants to serve until the next Annual Meeting of Participants and until their successors have been elected and qualified. The persons named on the enclosed Proxy are committed to cast the votes represented by the proxies given to them for the five nominees hereinafter named, all of whom are now serving as Committee Members, if no contrary instruction is indicated in the Proxy. In order for such nominees to be elected, they must receive the affirmative votes of Participants eligible to cast at least a majority of the votes which may be cast by Participants present at the Annual Meeting in person or by proxy. All of the nominees listed below have consented to serve if elected. The Committee presently knows of no reason why any of the nominees listed below will be unable to serve if elected. If any of the nominees become unavailable to serve as Committee Members, the persons named in the Proxy will vote for such persons as the present Committee may select. At the 2000 Annual Meeting of Participants, five Committee Members were elected all of whom are standing for re-election. The following information is furnished with respect to the five persons nominated for election as Committee Members, none of whom is a Participant in Separate Account (B):

                                                                                                    Committee
                                         Principal Occupation for the Last Five Years                Member
      Name and Address of Nominee                and Other Directorships Held              Age        Since
      ---------------------------        --------------------------------------------      ---      ---------
Richard W. Dubberke*...................  Vice President and Manager of Corporate Bond      63         1992
  CNA Plaza                              Investments of CAC and Continental Casualty
  Chicago, Illinois 60685                Company ("Casualty")(1); Vice President,
                                         Treasurer and Director of CNA Income Shares,
                                         Inc. (closed-end investment company)
                                         ("CIS").

Richard T. Fox.........................  Independent Financial Consultant.                 63         1986
  661 Sheridan Road
  Winnetka, Illinois 60093

Marilou R. McGirr*.....................  Vice President of CAC and Casualty since          47         1997
  CNA Plaza                              January 1997, Assistant Vice President of
  Chicago, Illinois 60685                CAC and Casualty from January 1995 to
                                         January 1997.

William W. Tongue......................  Professor Emeritus of Economics and Finance,      85         1971
  1220 Village Drive                     University of Illinois at Chicago.
  Arlington Heights, Illinois 60064

Peter J. Wrenn.........................  President of Hudson Technology, Inc.              65         1987
  915 Columbian Avenue                   (tooling and manufacturing).
  Oak Park, Illinois 60302

---------------
  * An "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), by virtue of his employment by CAC.

(1) CNA Financial Corporation ("CNA Financial"), CNA Plaza, Chicago, Illinois 60685, owns all of the outstanding stock of Casualty, CNA Plaza, Chicago, Illinois 60685, which, in turn, owns all of the outstanding stock of CAC. See "Approval of the Continuation of the Investment Advisory Agreement with Continental Assurance Company".

ADDITIONAL INFORMATION REGARDING THE COMMITTEE

  STANDING COMMITTEES

     The Committee does not have a standing Audit Committee, Nominating Committee or Compensation Committee.

  MEETINGS

     The Committee held four meetings in 2000. Each Committee Member attended 75% of such meetings.

CERTAIN MATERIAL RELATIONSHIPS OF NOMINEES FOR COMMITTEE MEMBER

     No nominee to serve as a Committee Member has served as an officer of Separate Account (B) or CAC or had any other material interest in or relationship with Separate Account (B), CAC or any of their respective affiliates during the past five years, except as noted above in the table listing the nominees for election as Committee Members of Separate Account (B).

REMUNERATION OF COMMITTEE MEMBERS AND OFFICERS

     No Committee Member or officer receives any remuneration from Separate Account (B). CAC pays Committee Members a fee for their service. The Committee Member's fee is currently $10,000 per annum. CAC also reimburses Committee Members for expenses incurred in attending meetings of the Committee. However, no payments of fees or expenses are made to any Committee Member who is an officer or employee of or special consultant to the Company, CNA Financial or any of their affiliated companies. Therefore, neither Mr. Dubberke nor Ms. McGirr has received or will receive any such payments. During 2000, there was no reimbursement payable for expenses incurred by Committee Members.

     The payment of fees to Committee Members is one of the items of expense for which CAC receives a monthly investment advisory fee (at the annual rate of 0.5% of the average daily net asset value of Separate Account (B)) from Separate Account (B) pursuant to CAC's Investment Advisory Agreement with Separate Account (B). See "Approval of the Continuation of the Investment Advisory Agreement with Continental Assurance Company".

     The following table sets forth information regarding the compensation of all Committee Members of Separate Account (B) for services rendered in 2000 to Separate Account (B) and to funds deemed to be included in the same fund complex as Separate Account (B). A "fund complex" for this purpose means any two or more funds that hold themselves out to investors as related companies or that have a common or related investment adviser.

                               COMPENSATION TABLE

                           Aggregate      Pension or retirement                                Total compensation from
                          compensation   benefits accrued as part       Estimated Annual        fund and fund complex
Name of person, position   from fund         of fund expenses       benefits upon retirement      paid to directors
------------------------  ------------   ------------------------   ------------------------   -----------------------
Richard W. Dubberke,
  Committee Member*.....       None                None                       None                        None
Richard T. Fox,
  Committee Member......    $10,000                None                       None                     $10,000
Marilou R. McGirr,
  Committee Member*.....       None                None                       None                        None
William W. Tongue,
  Committee Member......    $10,000                None                       None                     $10,000
Peter J. Wrenn,
  Committee Member......    $10,000                None                       None                     $10,000

---------------
* An "interested person" (as defined in Section 2(a)(19) of the 1940 Act).

EXECUTIVE OFFICERS

     Separate Account (B) has three executive officers: Richard W. Dubberke, Lynne Gugenheim and Marilou R. McGirr. Ms. Gugenheim is 41 years old and has been Secretary of the Committee and CIS since April 1995. Since January 2000, she has been Group Vice President and Deputy General Counsel of CAC and Casualty. From January 1996 to January 2000, she was Vice President and Associate General Counsel of CAC and Casualty. Information regarding Mr. Dubberke and Ms. McGirr is contained in the table on page 2 of this Proxy Statement. The officers of Separate Account (B) are elected annually for terms of one year and until their respective successors are elected and qualified.

               2.  APPROVAL OF THE CONTINUATION OF THE INVESTMENT
             ADVISORY AGREEMENT WITH CONTINENTAL ASSURANCE COMPANY

     At a meeting held for such purpose on January 22, 2001, the Committee, including a majority of the members who are not "interested persons" (as defined in the 1940 Act) of Separate Account (B) or CAC, by votes cast in person, approved the continuation of the Restated and Amended Investment Advisory Agreement, dated May 1, 1981, (the "Advisory Agreement") between CAC and Separate Account (B) for the current year and decided, as a matter of policy, to submit such continuation to a vote of the Participants. The Participants approved the continuation of the Advisory Agreement during 2000 at the 2000 Annual Meeting of Participants on April 28, 2000.

     For the Advisory Agreement to remain in effect, it must be approved by a majority of the outstanding voting securities of Separate Account (B). A majority, for such purposes, means the lesser of (a) 67% of the votes which may be cast by the Participants of Separate Account (B) present at a meeting in person or by proxy if Participants holding more than 50% of the votes which may be cast by all Participants are present in person or by proxy, or (b) more than 50% of the votes which may be cast by all Participants.

     A copy of the Advisory Agreement is attached hereto as Exhibit A. If approved by a majority (as defined above) at the Annual Meeting, the Advisory Agreement will continue from year to year thereafter so long as such continuance is specifically approved at least annually by (1) the Committee or the vote of a majority (as defined above) of the outstanding voting securities of Separate Account (B) and (2) the vote of a majority of the Committee Members who are not "interested persons" (as defined in the 1940 Act) of CAC cast in person at a meeting called for the purpose of voting upon such approval.

     The Advisory Agreement, by law, will terminate automatically in the event of its assignment. In addition, it is terminable at any time, without penalty, by the Committee or by the vote of a majority (as defined above) of the outstanding voting securities of Separate Account (B) on 60 days' written notice to CAC or by CAC on 60 days' written notice to Separate Account (B).

     CAC is a wholly-owned subsidiary of Casualty, which, in turn, is a wholly-owned subsidiary of CNA Financial. CAC is a stock life insurance company organized under the Illinois Insurance Code in 1911 and is an investment adviser registered under the Investment Advisers Act of 1940. As of December 31, 2000, CAC reported in its consolidated financial statements total assets of approximately $13.4 billion and equity of approximately $2.4 billion. CAC operates eleven other separate accounts which had total assets aggregating approximately $4.3 billion as of December 31, 2000.

     Loews Corporation, a Delaware corporation, 667 Madison Avenue, New York, New York 10021-8087, with interests in insurance, hotels, watches and other timing devices, drilling rigs and tobacco, owned approximately 86.5% of the outstanding voting stock of CNA Financial as of December 31, 2000. As of December 31, 2000, Laurence A. Tisch and Preston R. Tisch owned approximately 27% of the outstanding common stock of Loews and may therefore be deemed to be parents of Loews, and thus of CNA Financial and CAC, within the meaning of the Federal Securities Laws. Laurence A. Tisch and Preston R. Tisch are brothers.

     Pursuant to the Advisory Agreement, the Company provides Separate Account
(B) with an investment program. The investment program complies with the investment objectives, policies and restrictions of Separate

Account (B) and, in carrying out such program, CAC makes the investment decisions of Separate Account (B) and is responsible for the investment and reinvestment of Separate Account (B)'s assets. CAC performs research, statistical analysis and continuous supervision of Separate Account (B)'s investment portfolio, and CAC also furnishes office space for Separate Account
(B) and pays the salaries and fees of Separate Account (B)'s officers and Committee Members. In return for its advisory services, Separate Account (B) pays CAC a fee at an annual rate of 0.5% of the average daily net asset value of Separate Account (B). Fees were accrued to CAC from Separate Account (B) during the past three years as follows: 2000, $1,112,478; 1999, $988,661; and 1998,
$816,238. Although the fee is payable monthly, to date CAC has, with its consent, been paid quarterly. Separate Account (B)'s net assets on December 31, 2000, 1999 and 1998 were $197,223,350, $227,654,341, and $179,345,826, respectively. The Advisory Agreement does not require employees of CAC to devote their exclusive efforts to Separate Account (B)'s business, and it is expected that they will provide investment management services for CAC's other accounts and for CNA Financial and its affiliates.

     CAC performs various services for Separate Account (B) in addition to those described above related to Separate Account (B)'s investment program (as set forth in Section 2 of the Advisory Agreement). As partial compensation for such services, a service fee is paid by Separate Account (B) to CAC. Under the Advisory Agreement, the service fee is paid at the annual rate of 0.33% of the average daily net asset value of Separate Account (B). The service fee is payable at the established rate regardless of the actual amount of such expenses incurred; therefore, if such expenses are less than the fee, the difference accrues to CAC as a profit and if such expenses are more than the fee, the difference accrues to CAC as a loss. For 2000, 1999 and 1998, the total service fees were $734,226, $652,517, and $538,717, respectively. Although the fee is payable monthly, to date CAC has, with its consent, been paid quarterly.

     If the continuation of the Advisory Agreement is approved by the Participants of Separate Account (B), the Advisory Agreement will continue in effect. If the continuation of the Advisory Agreement is not approved by the Participants of Separate Account (B), the assets of Separate Account (B) will be liquidated.

COMMITTEE'S REVIEW OF THE INVESTMENT ADVISORY AGREEMENT

     Before approving the continuation of the Advisory Agreement, the Committee Members of Separate Account (B) reviewed the material factors relating to its evaluation of CAC and the Advisory Agreement. The Committee Members examined the performance of Separate Account (B) in relation to its unit value over various periods of time and in comparison to other comparable separate accounts and the Standard & Poor's 500 composite index (with dividend reinvestment). In addition, the Committee Members reviewed the list of and cost for services provided by CAC and compared them to services and costs of investment advisers of other separate accounts of various sizes. The Committee Members also noted that CAC receives research services from brokerage firms at no additional cost to CAC or Separate Account (B). These services are available to be used by CAC in its management of Separate Account (B)'s portfolio as well as CAC's other accounts. At the conclusion of its review of these factors, the Committee Members approved the continuation of the Advisory Agreement on its present terms and conditions. The Committee Members recommend that the Participants of Separate Account (B) vote FOR approval of this proposal.

GENERAL INFORMATION

     The rate of portfolio turnover for Separate Account (B) during the past three years has been as follows: 2000; 19%, 1999, 34%; and 1998, 41%. Separate Account (B) paid brokerage fees and commissions in connection with portfolio transactions in the following aggregate amounts during the past three years:
2000, $221,630; 1999, $159,497; and 1998, $181,096. In selecting brokers to execute portfolio transactions, CAC's primary criterion is the expected ability of such brokers to make the best possible execution on orders. If several brokers are expected to be able to provide equally good execution, preference is given to those brokers who provide statistical research, assistance in pricing portfolio securities, or other services. Commissions on all transactions are negotiated, and the primary basis of the commission agreed to by CAC is the quality of execution. Research services, to the extent provided to

CAC, may be used by CAC in servicing its other accounts, and not all such services are used in connection with Separate Account (B).

     In connection with the purchase and sale of portfolio securities for Separate Account (B), CAC does not bunch orders for such transactions with orders for other accounts under the management of CAC, CNA Financial or other subsidiaries of CNA Financial unless such other accounts are registered investment companies and unless such bunching would not have adverse consequences for Separate Account (B) and such other accounts. Under no circumstances are orders bunched with orders for CAC's own account or for the account of Loews, CNA Financial or other subsidiaries of CNA Financial. No bunching of orders occurred during 2000.

     Under separate agreements with Separate Account (B), CAC acts as principal underwriter and performs all sales and administrative functions relative to Separate Account (B) and the variable annuity contracts of Separate Account (B). The amounts earned by CAC for sales and administrative functions rendered to Separate Account (B) for each of the years 2000, 1999 and 1998 were $1,846, $7,961, and $10,428, respectively. The agreement covering sales and administrative services does not cover the services covered by the Advisory Agreement.

     CAC has an affiliate, CNA Investor Services, Inc. ("Investor Services"), (the successor by merger to CNA Securities Corp.), which is a member of the National Association of Securities Dealers, Inc. CAC and Separate Account (B) are parties to an agreement under which Separate Account (B) receives credit from CAC in the form of a reduction of the investment advisory fee to the extent that services of Investor Services are utilized in connection with Separate Account (B)'s portfolio transactions. In 1975, the securities laws were amended to abolish fixed brokerage commissions on securities transactions. Prior to such changes, it was mutually advantageous to Separate Account (B) and to CNA Securities Corp. for the services of CNA Securities Corp. to be utilized in connections with certain of Separate Account (B)'s portfolio transactions. The advantage of such arrangement was reduced significantly by the above-mentioned changes in the securities laws. Separate Account (B) had no transactions with Investor Services during 2000, 1999 and 1998.

     The Chase Manhattan Trust Company of Illinois acts as custodian for Separate Account (B). The custodian performs no managerial or policy making functions for Separate Account (B).

     The names, addresses and principal occupations of the directors of CAC are as follows:

           Name and Address                                  Principal Occupation                   Director Since
           ----------------                                  --------------------                   --------------

Bernard L. Hengesbaugh.................      Chairman, President and Chief Executive Officer of         1999
  CNA Plaza                                    CAC and Casualty
  Chicago, Illinois 60685

Thomas F. Taylor.......................      Executive Vice President of CAC and Casualty               1999
  CNA Plaza
  Chicago, Illinois 60685

Robert V. Deutsch......................      Senior Vice President and Chief Financial                  1999
  CNA Plaza                                    Officer of CAC and Casualty
  Chicago, Illinois 60685

Jonathan D. Kantor.....................      Senior Vice President, Secretary and General Counsel       1999
  CNA Plaza                                    of CAC and Casualty
  Chicago, Illinois 60685

Thomas Pontarelli .....................      Senior Vice President, Human Resources and Corporate       2000
  CNA Plaza                                    Services of CAC and Casualty
  Chicago, Illinois 60685

   3.  RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

COMMITTEE REPORT ON THE AUDITOR

     The Committee is responsible for administering Separate Account (B)'s policies in matters of accounting and control in its oversight of Separate Account (B)'s financial reporting process. Management of Separate Account (B) is responsible for the preparation, presentation and integrity of Separate Account
(B)'s financial statements, Separate Account (B)'s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing Separate Account (B)'s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Committee met four times in 2000.

     In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as currently in effect, has also received written confirmations from management with respect to information technology consulting services relating to financial information systems design and implementation and internal audit services provided by the auditors and has considered whether the provision of such services by the independent auditors to Separate Account (B) is compatible with maintaining the auditor's independence. The Committee has discussed with the auditors the auditors' independence.

     The members of the Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor's independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of Separate Account
(B)'s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Separate Account (B)'s auditors are in fact "independent".

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above, the Committee recommended that the audited financial statements be included in Separate Account (B)'s Annual Report for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

                                          Submitted by the Disinterested
                                          Committee Members of Separate Account
                                          (B)

                                          RICHARD T. FOX
                                          WILLIAM W. TONGUE
                                          PETER J. WRENN

     At a meeting held on January 22, 2001, the Committee, including a majority of the Committee Members who are not "interested persons" (as defined in the 1940 Act) of CAC, selected Deloitte & Touche LLP as auditors for Separate Account (B) for the fiscal year ending December 31, 2001. Pursuant to the 1940 Act, such selection must be submitted to the Participants for ratification or rejection at the

Annual Meeting. Ratification requires the affirmative votes of Participants eligible to cast at least a majority of the votes which may be cast by Participants present at the meeting in person or by proxy. Deloitte & Touche LLP also served as auditors for Separate Account (B) for the fiscal year of Separate Account (B) ended December 31, 2000. Deloitte & Touche LLP are the auditors for CAC and for CNA Financial and Loews. They have no other relationship, financial or otherwise, with Separate Account (B) or CAC. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and such representatives will be available to respond to appropriate questions.

                               4.  OTHER BUSINESS

     As of the date of this Proxy Statement, the Committee does not know of any other business to come before the meeting. However, if any matters other than those referred to above come before the meeting, the persons named in the Proxy will vote thereon in accordance with their best judgment.

                                            By Order of the Committee,

                                                 LYNNE GUGENHEIM
                                                 Secretary

February 28, 2001

                                                                       EXHIBIT A

               RESTATED AND AMENDED INVESTMENT ADVISORY AGREEMENT

     RESTATED AND AMENDED AGREEMENT made this 1st day of May, 1981 by and between CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B) (the "Separate Account") and CONTINENTAL ASSURANCE COMPANY (the "Company").

     1. The Company will furnish the Separate Account with investment advisory services, statistical services, research facilities and services, will supervise the composition of the Separate Account's portfolio continuously and will effect such changes therein as the Company deems advisable, including the nature, timing and manner of effectuating such changes. The Company, at its own expense, shall furnish office space to the Separate Account and shall pay the salaries and fees of Officers and Committee Members of the Separate Account. The compensation for those services shall be an investment advisory fee payable monthly, computed at the annual rate of 1/2 of 1% of the average daily net asset value of the Separate Account.

     2. The Company shall bear the following expenses of the Separate Account and shall be compensated as provided below:

          (a) All costs and expenses incident to compliance with federal and state regulations applicable to any public offering of Investment Units of the Separate Account, for cash or otherwise, including those relating to the registration of Investment Units under the Securities Act of 1933, as amended, the qualification of Investment Units under state securities laws, the printing or other reproduction and distribution of any registration statement (and all amendments thereto) under the Securities Act of 1933, as amended, the preliminary and final prospectuses included therein (to the extent such prospectuses are distributed to persons who, at the time of the distribution of such prospectuses, are participants in the Separate Account) and any other necessary documents required by federal and state regulations applicable to any such public offering;

          (b) All fees involved in registering and maintaining registrations of the Separate Account and of its Investment Units with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended;

          (c) All charges and expenses of any custodian appointed by the Separate Account for the safekeeping of its cash, portfolio securities and other property, other than fees and expenses relating to the lending of portfolio securities;

          (d) All charges and expenses of independent auditors;

          (e) All expenses of meetings of the participants and of the Committee and of preparing, printing and mailing proxy statements and quarterly, semi-annual and annual reports to participants;

          (f) All charges and expenses of legal counsel in connection with matters relating to the Separate Account, including without limitation, legal services rendered in connection with the Separate Account's registrations and qualifications of securities under federal, state and other laws;

          (g) All the expenses of keeping the general accounts and records of the Separate Account; and

          (h) All postage expenses of the Separate Account (other than those relating to the mailing of prospectuses to persons who, at the time of such mailing, are not participants in the Separate Account and to the mailing of sales literature).

As compensation for bearing the expenses set forth in this paragraph, the Company shall be paid a monthly service fee by the Separate Account, computed at the annual rate of 0.33 of 1% of the average daily net asset value of the Separate Account.

     3. The Company shall bear, without compensation, the following expenses of the Separate Account:

          (a) All costs and expenses relating to the printing or other reproduction and distribution of preliminary and final prospectuses to persons who, at the time of the distribution of such prospectuses, are not participants in the Separate Account;

          (b) All costs and expenses relating to the advertising of Investment Units of the Separate Account, including without limitation, the overhead allocated to the supervision of brokers and dealers selling Investment Units and the printing and mailing of sales literature;

          (c) All costs and expenses relating to the printing or other reproduction and distribution of any underwriting documents incident to a public offering of Investment Units of the Separate Account, and review by the National Association of Securities Dealers, Inc. of any underwriting arrangement; and

          (d) All other expenses primarily intended to result in the sale of Investment Units of the Separate Account.

     4. Notwithstanding the provisions of Section 1 hereof, the Separate Account shall pay all fees and expenses attributable to the lending of its portfolio securities.

     5. This Agreement shall not be materially amended without the affirmative vote or written consent of the holders of a majority of the outstanding Investment Units of the Separate Account.

     6. This Agreement may be terminated at any time by either party, without the payment of any penalty, on sixty days written notice. Such action may be taken by the Company or by either the Committee of the Separate Account or the holders of a majority of its outstanding Investment Units.

     7. This Agreement shall terminate automatically in the event of its assignment.

     8. This Agreement shall become effective at the close of business on May 1, 1981 and shall continue in force for one year from such date and indefinitely thereafter, but only so long as the continuance after such year shall be specifically approved at least annually by the vote of a majority of the members of the Committee of the Separate Account who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     IN WITNESS WHEREOF, the Separate Account and the Company have caused this Agreement to be duly executed the day and year above written.

                                               CONTINENTAL ASSURANCE COMPANY
                                               SEPARATE ACCOUNT (B)

                                               By:            DONALD C. RYCROFT
                                               Chairman
ATTEST:       ROBERT E. WETZEL
               Secretary

                                               CONTINENTAL ASSURANCE COMPANY

                                               By:            DONALD C. RYCROFT
                                               Vice President
ATTEST:       THOMAS R. IGLESKI
               Corporate Secretary

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               CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
           PROXY SOLICITED BY THE COMMITTEE FOR THE ANNUAL MEETING OF
                          PARTICIPANTS, APRIL 20, 2001
        Lynne Gugenheim, Richard T. Fox, and Marilou R. McGirr or any of
     them, with full power of substitution, are hereby authorized to represent the undersigned and cast the votes of the undersigned as fully as the undersigned could do if personally present at the 2001 Annual Meeting of Participants of Continental Assurance Company Separate Account (B) to be held in Room 305, CNA Plaza, 333 South Wabash Avenue, Chicago, Illinois at 10:30 A.M. Chicago Time on April 20, 2001 and at any and all adjournments thereof, upon the following matters:


         1. ELECTION OF COMMITTEE
         MEMBERS                           FOR all nominees listed below          WITHHOLD AUTHORITY
                                   [ ]     (except as marked to the       [ ]     to vote for all nominees
                                           contrary below)                        listed below
         R. Dubberke, R. Fox, M. McGirr, W. Tongue and P. Wrenn

         (INSTRUCTION: To withhold authority to vote for an individual nominee, write the nominee's name on the line provided below)
         --------------------------------------------------------------------------------------------------

         2. TO APPROVE THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT WITH CONTINENTAL ASSURANCE
         COMPANY
         [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

         3. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
            FOR CONTINENTAL ASSURANCE COMPANY SEPARATE ACCOUNT (B)
         [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

         4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
         PARTICIPANT.
         IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        DATED --------------------------------------- , 2001                          PLEASE SIGN EXACTLY AS NAME
         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY                                APPEARS BELOW. WHEN OWNERSHIP
         CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.                                  IS BY JOINT TENANTS, BOTH
                                                                                      SHOULD SIGN. WHEN SIGNING AS
                                                                                      ATTORNEY, EXECUTOR,
                                                                                      ADMINISTRATOR, TRUSTEE OR
                                                                                      GUARDIAN, PLEASE GIVE FULL
                                                                                      TITLE AS SUCH. IF A
                                                                                      CORPORATION, PLEASE SIGN IN
                                                                                      FULL CORPORATE NAME BY
                                                                                      PRESIDENT OR OTHER AUTHORIZED
                                                                                      OFFICER. IF A PARTNERSHIP,
                                                                                      PLEASE SIGN IN PARTNERSHIP
                                                                                      NAME BY AUTHORIZED PERSON.
                                                                                      ------------------------------
                                                                                      SIGNATURE
                                                                                      ------------------------------
                                                                                      SIGNATURE, IF OWNED JOINTLY